NEWS RELEASE
WESCO International, Inc. / Suite 700, 225 West Station Square Drive / Pittsburgh, PA 15219
WESCO International Updates Financing Plan for Anixter Merger

PITTSBURGH, March 9, 2020 /PRNewswire/ -- WESCO International, Inc. (NYSE: WCC), a leading provider of electrical, industrial, and communications MRO and OEM products, construction materials, and advanced supply chain management and logistics services, today announced that, based on current market conditions, it has revised its expectations with respect to the financing of the cash portion of the consideration payable pursuant to the previously announced merger agreement with Anixter International Inc. The company also provided information about WESCO’s participation in the J.P. Morgan Industrials Conference on Wednesday, March 11, 2020.
Based on current market conditions, WESCO expects to fund the entirety of the cash portion of the merger consideration with debt and cash-on-hand at WESCO and Anixter. WESCO previously anticipated funding a portion of the cash consideration through the issuance of WESCO common stock or other equity or equity-linked securities, in addition to issuing debt.
“Given current market conditions, we are adjusting our financing plan for the cash portion of the Anixter merger consideration. Costs of issuing equity and debt have materially changed since we announced the transaction in January,” said WESCO Chairman, President, and Chief Executive Officer, John Engel. “Our equity is the most valuable component of our capital structure and we are unwilling to use it as a source of financing at the current market value. Issuing debt instead of equity adds approximately one-half turn to our expected leverage at closing. We expect the outstanding cash flow generation of the combined company to service the higher level of debt while retaining our flexibility to invest in the business and de-lever to within our target leverage range within three years.”
The merger agreement, which is unchanged, provides for each share of Anixter common stock to be converted into the right to receive $70.00 in cash (which amount may be increased by up to $2.82 per Anixter common share at closing, based on the volume-weighted average trading price of WESCO common stock on the NYSE during a specified period prior to closing, as described in greater detail in WESCO’s Registration Statement on Form S-4 in connection with the merger), 0.2397 shares of WESCO common stock and preferred stock consideration valued at $15.89, based on the value of its liquidation preference. Investors should review the Registration Statement on Form S-4, as amended, for a more complete description of the merger consideration.
Leverage and Debt Mix at Closing
WESCO has committed debt financing that fully backstops amounts needed to pay the cash consideration to consummate the merger and for the other transactions contemplated by the merger agreement.

Based on current market conditions and WESCO’s expectations for the financing of the cash portion of the merger consideration:
•WESCO expects, in total, to issue $2.2 to $2.4 billion in new long-term debt securities in connection with the merger and to draw on its credit facilities as described below.
•WESCO estimates that its pro forma leverage at closing on a net debt-to-EBITDA basis to be approximately 5.0x, including assumed first year cost synergies of approximately $68 million.
•WESCO estimates that its post-closing debt would be approximately 70% fixed-rate.
There can be no assurance that WESCO will finance the entirety of the cash portion of the merger consideration solely with debt and cash-on-hand and WESCO may, depending on market conditions, finance a portion of such cash consideration through the issuance of WESCO common stock or other equity or equity-linked securities. As of the date of this press release, WESCO has not made any final determination with respect to the financing of the cash portion of the merger consideration. Such determination will be made considering market conditions and other relevant factors.
Treatment of Existing Indebtedness of WESCO and Anixter in Connection with the Merger
WESCO intends to solicit the consent of the holders of Anixter’s senior notes due 2023 and 2025 to waive the change of control put right with respect to this transaction so that those notes will remain outstanding following the transaction. The company expects to refinance Anixter’s senior notes due 2021, but does not plan to refinance the WESCO 2021 notes at this time.
Liquidity
WESCO expects to retain liquidity of at least $800 million through its credit facilities and cash balances. It expects bank credit facility commitments to be $2.2 billion at closing, split approximately evenly between its three-year securitization and a new five-year asset-based revolver that is part of the financing commitment. The bank credit facilities are expected to include terms that are generally consistent with WESCO’s existing credit facilities.
Pro Forma Shares Outstanding in Connection with the Merger (in thousands)
The following table is based on information contained in the Unaudited Pro Forma Condensed Combined Financial Information contained in the Registration Statement on Form S-4, as amended on March 9, 2020. Investors should review the Registration Statement on Form S-4, as amended, for a more complete description of these matters.

Year Ended December 31, 2019
Historical weighted average number of basic shares – WESCO	43,104
Pro forma shares issued to Anixter[1]	8,150
Historical WESCO diluted equity awards	383
Pro forma diluted weighted average common shares outstanding	51,637

[1] 34,001 Anixter shares multiplied by the common exchange ratio of 0.2397

Filing of 10-K/A
Additionally, today WESCO filed with the Securities and Exchange Commission (“SEC”) an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. This amendment contains information related to WESCO’s directors and officers, compensation plans and certain other matters, and was filed with the SEC for purposes of incorporating the information included therein by reference into other WESCO filings with the SEC. This amendment does not change any previously reported financial results, including those contained in the Annual Report on Form 10-K filed by WESCO with the SEC on February 24, 2020.
J.P. Morgan Industrials Conference Presentation
WESCO will be participating in the J.P. Morgan Industrials Conference on Wednesday, March 11, 2020 at 8:45 a.m. ET. The live audio webcast will be accessible via WESCO's Investor Relations website, www.wesco.investorroom.com.
WESCO Contact:
Will Ruthrauff
Director, Investor Relations and Corporate Communications
WESCO International, Inc.
(412) 454-4220
wruthrauff@wesco.com
About WESCO
WESCO International, Inc. (NYSE: WCC), a publicly traded FORTUNE 500® holding company headquartered in Pittsburgh, Pennsylvania, is a leading provider of electrical, industrial, and communications maintenance, repair and operating (MRO) and original equipment manufacturer (OEM) products, construction materials, and advanced supply chain management and logistic services. 2019 annual sales were approximately $8.4 billion. The company employs approximately 9,500 people, maintains relationships with approximately 30,000 suppliers, and serves approximately 70,000 active customers worldwide. Customers include commercial and industrial businesses, contractors, government agencies, institutions, telecommunications providers, and utilities. WESCO operates 11 fully automated distribution centers and approximately 500 branches in North America and international markets, providing a local presence for customers and a global network to serve multi-location businesses and multi-national corporations.
About Anixter
Anixter International is a leading global distributor of Network & Security Solutions, Electrical & Electronic Solutions and Utility Power Solutions. The company helps build, connect, protect, and power valuable assets and critical infrastructures. From enterprise networks to industrial MRO supply to video surveillance applications to electric power distribution, Anixter offers full-line solutions, and intelligence, that create reliable, resilient systems that sustain businesses and communities. Through Anixter's unmatched global distribution network along with its supply chain and technical expertise, the company helps lower the cost, risk and complexity of its customers' supply chains.
Anixter adds value to the distribution process by providing over 100,000 customers access to 1) innovative supply chain solutions, 2) nearly 600,000 products and over $1.0 billion in inventory, 3) over 300 warehouses/branch locations with over 9 million square feet of space and 4) locations in over 300 cities in approximately 50 countries. Founded in 1957 and headquartered near Chicago, Anixter trades on the New York Stock Exchange under the symbol AXE.
Additional information about Anixter is available at www.anixter.com.

Forward-Looking Statements
All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected completion and timing of the proposed transaction between WESCO International, Inc. ("WESCO") and Anixter International Inc. ("Anixter"), expected benefits and costs of the proposed transaction, and management plans relating to the proposed transaction, and statements that address WESCO's expected future business and financial performance and other statements identified by words such as anticipate, plan, believe, estimate, intend, expect, project, will and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO's management as well as assumptions made by, and information currently available to, WESCO's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO's and WESCO's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Certain of these risks are set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as well as the Company's other reports filed with the SEC.
These risks, uncertainties and assumptions also include the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction between WESCO and Anixter that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Anixter may not adopt the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of WESCO's common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of WESCO or Anixter to retain customers and retain and hire key personnel and maintain relationships with their suppliers, customers and other business relationships and on their operating results and businesses generally, the risk that the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond WESCO's control.
Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, on each of March 4, 2020 and March 9, 2020, WESCO filed with the SEC an amendment to the registration statement originally filed on February 7, 2020, which includes a preliminary prospectus of WESCO and a preliminary proxy statement of Anixter, and each party will file other documents regarding the proposed transaction with the SEC. The registration statement has not yet become effective and the proxy statement/prospectus included therein is in preliminary form. INVESTORS AND SECURITY HOLDERS OF WESCO AND ANIXTER ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/

PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESCO, ANIXTER AND THE PROPOSED TRANSACTION. A definitive proxy statement/prospectus will be sent to Anixter's stockholders. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and other documents filed with the SEC by WESCO or Anixter through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by WESCO will be available free of charge on WESCO's website at http://wesco.investorroom.com/sec-filings and copies of the documents filed with the SEC by Anixter will be available free of charge on Anixter's website at http://investors.anixter.com/financials/sec-filings.
Participants in the Solicitation
WESCO and Anixter and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies from Anixter shareholders with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of WESCO is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 24, 2020, and amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 9, 2020, and its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 15, 2019. Information about the directors and executive officers of Anixter is set forth in its Annual Report on Form 10-K for the year ended January 3, 2020, which was filed with the SEC on February 20, 2020, and amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 9, 2020, and its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 18, 2019. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
WESCO and Anixter and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies from Anixter shareholders with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of WESCO is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 24, 2020, and amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 9, 2020, and its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 15, 2019. Information about the directors and executive officers of Anixter is set forth in its Annual Report on Form 10-K for the year ended January 3, 2020, which was filed with the SEC on February 20, 2020, and amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 9, 2020, and its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 18, 2019. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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